EXHIBIT 10.1

/s/ Daniel E. Gorski
Daniel E. Gorski, President

5

/s/ George Fore
George Fore, President and Executive Director

6

AGREEMENT BETWEEN TEXAS RARE EARTH RESOURCES CORP. AND SOUTHWEST RANGE & WILDLIFE FOUNDATION

This Agreement is made and entered into on this 6th day of March, 2013 by and between Southwest Range & Wildlife Foundation, a Texas non-profit corporation (the "Foundation") and Texas Rare Earth Resources Corp., a Delaware corporation ("TRER") (collectively, the "Parties") for the mutual promises and covenants set forth herein.

WHEREAS, TRER owns prospecting permits and mining leases on lands in Hudspeth County, Texas, and a majority of those lands are subject to a surface lease between the State of Texas, as lessor, and the Foundation, as lessee, identified with the State of Texas as Surface Lease SL20040002 (the "West Lease"), which covers 54,990.11 acres in Hudspeth County, Texas as more particularly described in the West Lease (the "Leased Premises"); and

WHEREAS, TRER desires for the Foundation to assign the West Lease to TRER, and the Foundation desires to assign the West Lease to TRER under the terms and conditions set forth in this Agreement; and

Now, therefore, in consideration of the representations and warranties, and mutual covenants and agreements set forth herein, the Parties agree as follows:

1. Subject to the terms and provisions of this Agreement, the Foundation, on behalf of itself and its beneficiaries, successors, and assigns, will permanently assign the West Lease to TRER, as approved by the State of Texas; and

2. In consideration for the Foundation's promises set forth above, and subject to the State of Texas's final approval and execution of the Assignment and Assumption Agreement of Surface Lease in the form attached hereto as Exhibit A and incorporated herein (the "Assignment Agreement"), TRER will pay the Foundation $500,000 in cash to be wired to the Foundation's bank account under instructions to be provided by the Foundation, deliver 1,063,830 shares of TRER common stock (the "Shares") (valued at $0.47 per Share based on the closing price of the shares of common stock as quoted on the OTCQX U.S. on February 15, 2013) (such Shares to be issued pursuant to the written registration and delivery instructions of the Foundation as set forth on Exhibit C hereto), and make ten (10) payments to the Foundation of $45,000 each, with the first such payment due on or before June 1, 2013, and the nine (9) subsequent payments due on or before June 1 of each of the following years, for the Foundation's use for any natural resource conservation purposes within the Rio Grande River basin; and

3. The Foundation acknowledges and agrees (i) that the Shares have not been and will not be registered under the United States Securities Act of 1933, as amended (the "U.S. Securities Act"), or the securities laws of any state of the United States; (ii) the offer and sale contemplated hereby is being made in reliance on an exemption from such registration requirements in reliance on Rule 506 of Regulation D under the U.S. Securities Act and/or Section 4(2) of the U.S. Securities Act and under similar exemptions to state securities laws; (iii) the Shares are "restricted securities," as such term is defined under Rule 144 under the U.S. Securities Act, and may not be offered, sold, pledged, or otherwise transferred, directly or indirectly, without prior registration under or an exemption from registration under the U.S. Securities Act and applicable securities laws of any applicable state of the United States, and it agrees that if it decides to offer, sell, pledge or otherwise transfer, directly or indirectly, any of the Shares absent

such, it will not offer, sell, pledge or otherwise transfer, directly or indirectly, any of the Shares, directly or indirectly, except: (a) to TRER; (b) pursuant to an effective registration statement under the U.S. Securities Act and in compliance with all applicable securities laws of any state of the United States; (c) in compliance with the exemption from the registration requirements under the U.S. Securities Act provided by Rule 144 thereunder, if available, and in accordance with any applicable securities laws of any state of the United States; or (d) in a transaction that does not require registration under the U.S. Securities Act or any applicable laws and regulations governing the offer and sale of securities of any state of the United States, and, in the case of each of (c) and (d), it has prior to such sale furnished TRER an opinion of counsel in form and substance reasonably satisfactory to TRER stating that such transaction is exempt from registration under applicable securities laws and that the legend referred to in paragraph (5) below may be removed; (iv) it consents to TRER making a notation on its records or giving instructions to any transfer agent of TRER in order to implement the restrictions on transfer set forth and described above; and (v) it understands that TRER has no obligation to register any of the Shares under the U.S. Securities Act or any applicable state securities laws or to take action so as to permit resales of the Shares; and

4. The Foundation acknowledges that the certificates representing the Shares issued hereunder, as well as all certificates issued in exchange for or in substitution of the foregoing, until such time as is no longer required under the applicable requirements of the U.S. Securities Act, will bear, on the face of such certificate, the following legends:

"THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, ONLY (A) TO THE COMPANY; (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES; (C) IN ACCORDANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES; OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND, IN THE CASE OF PARAGRAPH (C) OR (D), THE SELLER FURNISHES TO THE COMPANY AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY TO SUCH EFFECT."; and

5. TRER agrees that it will direct its transfer agent to remove the legend referenced in Section 4 above after six months following the date of the Closing, as described in Section 16 hereof, if and only if all the conditions necessary for resale of the Shares under Rule 144 of the U.S. Securities Act are satisfied on the date that the Foundation presents the certificates representing the Shares to the transfer agent for the removal of the legend. TRER hereby covenants that it will ensure that adequate current public information with respect to the Company, as contemplated under Rule 144(c) under the U.S. Securities

Act, is available to permit the Foundation to resale the Shares pursuant to the requirements of Rule 144 for a period ending the earlier of (i) one year from the date of the Closing or (ii) the date on which all of the Shares have been sold by the Foundation pursuant to Rule 144. .

6. The Foundation represents and warrants to TRER that: (i) it, either alone or in consultation with its business, financial, accounting and legal advisors, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares and it is able to bear the economic risk of loss of its entire investment; (ii) it is acquiring the Shares for its own account for investment purposes only and not with a view to resale or distribution and, in particular, it has no intention to distribute either directly or indirectly any of the Shares in the United States or to, or for the account or benefit of, a person in the United States; provided, however, that this representation shall not restrict the Foundation from selling or otherwise disposing of any of the Shares pursuant to registration thereof pursuant to the U.S. Securities Act and any applicable securities laws of any state of the United States or under an exemption from such registration requirements; (iii) it is an "accredited investor" as defined in Rule 501(a) of Regulation D under the U.S. Securities Act; and (iv) it has not purchased the Shares as a result of any form of general solicitation or general advertising (as those terms are used in Regulation D under the U.S. Securities Act); and

7. The Foundation understands and agrees that there may be material tax consequences to the Foundation of an acquisition or disposition of the Shares. TRER gives no opinion and makes no representation with respect to the tax consequences to the Foundation under United States, state, local or foreign tax law of the Foundation's acquisition or disposition of such Shares; and

8. The Foundation represents and warrants that as of the date of this Agreement and on the date of the Closing of the transaction contemplated by this Agreement, that (i) the Foundation has good and valid title to the leasehold under the West Lease, (ii) the Lease is in full force and effect, and as to the Foundation's knowledge, without current breach or default by either the Foundation or the State of Texas, except for any matters that are the subject of the lawsuit that the State filed in Cause No. 4273, *State of Texas v. Southwest Range & Wildlife Foundation, Inc.*, before the 205th Judicial District Court of Hudspeth County, Texas (iii) the Foundation is in full and complete possession of the Leased Premises, has made no assignment or sublet of the West Lease, and has granted no right of first refusal, option or other contractual right in the Foundation's interest in the West Lease, (iv) the West Lease is subject to no liens or other encumbrances created by, through or under the Foundation, and (v) there are no maintenance, management or other service contracts affecting the Leased Premises that will not be terminated as of the date of Closing.

9. And TRER represents and warrants that it is in compliance with all applicable laws, except such as would not individually or in the aggregate be reasonably expected to have a material adverse effect on the business, assets, operations or prospects of the Company as described in its filings with the United States Securities and Exchange Commission (the "SEC") (a "Material Adverse Effect") and it has timely filed with or furnished to, as applicable, the SEC all registration statements, prospectuses, reports, schedules, forms, statements and other documents (including exhibits and all other information incorporated by reference) required to be filed or furnished by it with the SEC pursuant to

of the U.S. Securities Act and the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder (the "TRER SEC Documents"). None of the TRER SEC Documents, including any financial statements, schedules or exhibits included or incorporated by reference therein at the time they were filed (or, if amended or superseded by a subsequent filing, as of the date of the last such amendment or superseding filing prior to the date hereof), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

10. TRER represents and warrants that each of the consolidated financial statements (including, in each case, any related notes thereto) contained in the TRER SEC Documents: (i) was prepared in accordance with United States generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved; and (ii) fairly presented the consolidated financial position of TRER and its consolidated subsidiaries, if any, at the respective dates thereof and the consolidated results of TRER's operations and cash flows for the periods indicated therein.

11. The latest dated balance sheet of TRER and its consolidated subsidiaries, if any, contained in the TRER SEC Documents filed prior to the date hereof is hereinafter referred to as the "TRER Balance Sheet." TRER represents and warrants that neither TRER nor any of its subsidiaries has any liabilities of any kind whatsoever other than liabilities that (i) are reflected or recorded on the TRER Balance Sheet (including in the notes thereto), (ii) were incurred since the date of the TRER Balance Sheet in the ordinary course of business and are immaterial in size and nature, or (iii) are incurred in connection with the transactions contemplated by this Agreement.

12. TRER represents and warrants that since the date of the TRER Balance Sheet, there has not been or occurred: any Material Adverse Effect.

13. TRER represents and warrants that the issuance of the Shares to the Foundation has been duly authorized and that upon such issuance the Shares will be validly issued and non-assessable.

14. This Agreement shall be binding upon, and inure to the benefit of, TRER, the Foundation, and their respective beneficiaries, successors, and assigns.

15. TRER represents and warrants that as of the date of this Agreement and on the date of the Closing of the transaction contemplated by this Agreement, the statements made in this Agreement are and will be true and correct.

16. Closing of the transaction set forth in this Agreement shall occur at the offices of Guida, Slavich & Flores, P.C., 816 Congress Avenue, Suite 1500, Austin, Texas 78701, on or before March 8, 2013.

17. At the Closing,

    a. The Foundation shall deliver to TRER

        i. The Assignment Agreement, duly executed and acknowledged by the Foundation, and in form for recording; and

ii. An affidavit from the Foundation in the form attached as Exhibit B, which is incorporated herein for all purposes; and

iii. A secretary's certificate in the form attached as Exhibit E; and

iv. Full possession of the Leased Premises.

b. TRER shall deliver to the Foundation

i. The Assignment Agreement, duly executed and acknowledged by TRER, and in form for recording (upon the Closing of the transaction, TRER shall have the right to record the Assignment Agreement in the Real Property Records of Hudspeth County, Texas); and

ii. An affidavit from TRER in the form attached as Exhibit D reconfirming as of the date of the Closing the representations of TRER contained in this Agreement, which is incorporated herein for all purposes; and

iii. A secretary's certificate in the form attached as Exhibit F; and

iv. The payment of $500,000 in cash by wire transfer and delivery of 1,063,830 shares of TRER common stock, as described in paragraph 2 above.

c. The parties shall obtain the acknowledged signature of the State on the Assignment Agreement.

18. This Agreement, together with all exhibits hereto and documents referred to herein, if any, constitutes the entire arrangements and understandings among the parties hereto. This Agreement may not be amended, modified, changed or supplemented, nor may any obligations hereunder be waived except by a writing signed by the party to be charged or by its agent duly authorized in writing or as otherwise permitted herein.

19. This Agreement may be executed in any number of identical counterparts. If so executed, each of such counterparts is to be deemed an original for all purposes, and all such counterparts shall, collectively, constitute one agreement, but, in making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart. An executed counterpart of this Agreement may be delivered by facsimile or e-mail (in .PDF format).

The undersigned represent that they have the authority to execute this Agreement.

AGREED AND ACCEPTED:

Texas Rare Earth Resources Corp.

EXHIBIT A

The State of Texas

Austin, Texas

ASSIGNMENT AND ASSUMPTION AGREEMENT

OF

SURFACE LEASE NO. 20040002

STATE OF TEXAS §
KNOW ALL BY THESE PRESENTS:
COUNTY OF HUDSPETH §

WHEREAS, Surface Lease SL No. 20040002 was made and entered into by and between the State of Texas, acting by and through Jerry E. Patterson, Commissioner of the General Land Office, on behalf of the Permanent School Fund ("State"), and Sentinel Mountain Associates, L.P., and was executed by both parties on November 19, 2003, and was assigned by Sentinel Mountain Associates, L.P. to Southwest Range and Wildlife Foundation, a Texas non-profit corporation ("Assignor"), effective December 27, 2005 ("Lease"), such Lease being of public record in the Archives and Records Division of the General Land Office, 1700 North Congress Avenue, Austin Texas 78701-1495; and

WHEREAS, the Lease contemplates certain real property located in Hudspeth County, Texas (the "Premises") more particularly described on Exhibits to such Lease; and

WHEREAS, Assignor desires to assign its interest as "Lessee" under the aforesaid Lease to Texas Rare Earth Resources Corp., a Delaware corporation, hereinafter referred to as "Assignee," and Assignee agrees to such assignment and shall assume the duties of Lessee under the Lease;

NOW, THEREFORE, for and in consideration of the above recitals, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Assignor hereby sells, assigns and transfers unto Assignee, to have and to hold, Assignor's interest under the Lease for the remainder of the Lease term and any extension periods (the "Assignment Period"), effective upon the latter of the dates on which this Assignment is signed by Assignor, Assignee and the State (the "Effective Date").

2. Assignee hereby accepts this Assignment and assumes and agrees to perform the covenants, duties and obligations of Assignor pursuant to the Lease from and after the Effective Date; and Assignee shall be fully and directly liable for the performance of such covenants, duties and obligations. It is agreed that Assignor shall have no obligation for performance of such covenants, duties and obligation arising or incurred after the Effective Date and is released and relieved of any such liability as of the Effective Date.

3. ASSIGNEE HAS INSPECTED THE PHYSICAL AND TOPOGRAPHIC CONDITION OF THE PREMISES CONTEMPLATED BY THE LEASE (INCLUDING THE IMPROVEMENTS LOCATED THEREON, IF ANY) AND ACCEPTS SAME "AS IS" IN ITS EXISTING PHYSICAL AND TOPOGRAPHIC CONDITION. AS A MATERIAL PART OF THE CONSIDERATION FOR THIS LEASE, ASSIGNEE AND THE STATE AGREE THAT ASSIGNEE IS TAKING THE PREMISES "AS IS" WITH ANY AND ALL LATENT AND PATENT DEFECTS AND THAT THERE IS NO WARRANTY BY THE STATE THAT THE PREMISES ARE FIT FOR A PARTICULAR PURPOSE. ASSIGNEE ACKNOWLEDGES THAT IT IS NOT RELYING UPON ANY REPRESENTATION, STATEMENT OR OTHER ASSERTION BY THE STATE

WITH RESPECT TO THE PREMISES' CONDITION, BUT IS RELYING UPON ITS EXAMINATION OF THE PREMISES. ASSIGNEE TAKES THE PREMISES WITH THE EXPRESS UNDERSTANDING THAT THERE ARE NO EXPRESS OR IMPLIED WARRANTIES FROM THE STATE, AND THE STATE DISCLAIMS ANY AND ALL WARRANTIES OF HABITABILITY, MERCHANTABILITY, SUITABILITY, FITNESS FOR ANY PURPOSE, AND ANY OTHER WARRANTY WHATSOEVER NOT EXPRESSLY SET FORTH IN THE LEASE. THE STATE AND ASSIGNEE HEREBY AGREE AND ACKNOWLEDGE THAT THE USE OF THE TERMS "GRANT" AND/OR "CONVEY" IN NO WAY IMPLIES THAT THIS LEASE IS FREE OF LIENS, ENCUMBRANCES AND/OR PRIOR RIGHTS. ASSIGNEE IS HEREBY PUT ON NOTICE THAT ANY PRIOR GRANT AND/OR ENCUMBRANCE MAY BE OF RECORD AND ASSIGNEE IS ADVISED TO EXAMINE THE RECORDS IN THE ARCHIVES AND RECORDS DIVISION OF THE GENERAL LAND OFFICE, 1700 NORTH CONGRESS AVENUE, AUSTIN, TEXAS 78701-1495, AND ALL OTHER LAND TITLE RECORDS OF THE COUNTY IN WHICH THE PREMISES ARE LOCATED.

4. If Assignor has sold, or sells, to Assignee any property that the State has a statutory landlord's lien on or that the State was granted an express contractual lien and security interest in under the Lease, then it is hereby agreed that the liens and security interests held by the State shall be prior and superior to any lien or security interest of Assignor until such time as all of the covenants, duties and obligations of Lessee under the Lease have been fully performed.

5. Assignor hereby releases and relinquishes any and all claims to any sum paid the State with respect to the Premises, whether as rent, future rent, or other consideration. Except with respect to the representations, covenants, and conditions of the Agreement Between Texas Rare Earth Resources Corp. and Southwest Range & Wildlife Foundation, dated ______, 2013 (the "Agreement"), and the documents executed in connection with the closing contemplated by such Agreement, including without limitation, this Assignment (the "Closing Documents"), Assignor, and its owners, principals, officers, directors, shareholders, employees, agents, attorneys, predecessors and successors hereby RELEASE, ACQUIT AND FOREVER DISCHARGE the State and Assignee, and their agents, attorneys, predecessors and successors from all liability, actions, causes of action, damages, claims, demands, charges, costs, and expenses, including, without limitation, attorneys' fees, known or unknown, accrued or which may ever accrue, whether based in contract or tort, statutory or common law, of every kind and nature whatsoever relating to the Lease, or that were raised or which could have been raised in *State of Texas v. Southwest Range & Wildlife Foundation, Inc.*, Cause No. 04273, In the 205th Judicial District Court of Hudspeth County ("the Lawsuit") to the extent such are related to or arise from the Lease.

6. The State, and its agents, attorneys, predecessors and successors, in order to effectuate this transaction, hereby RELEASE, ACQUIT AND FOREVER DISCHARGE Assignor and Assignee, and their owners, principals, officers, directors, shareholders, employees, agents, attorneys, predecessors and successors from all liability, actions, causes of action, damages, claims, demands, charges, costs, and expenses, including, without limitation, attorneys' fees, known or unknown, accruing or arising before the Effective Date, whether based in contract or tort, statutory or common law, of every kind and nature whatsoever relating to the Lease, or that were raised or which could have been raised in the Lawsuit to the extent such are related to or arise from the Lease.

7. Except with respect to the representations, covenants, and conditions of the Agreement and the Closing Documents, Assignee, and its owners, principals, officers, directors, shareholders, employees, agents, attorneys, predecessors and successors hereby RELEASE, ACQUIT AND FOREVER DISCHARGE the State and Assignor, and their agents, attorneys, predecessors and successors from all liability, actions, causes of action, damages, claims, demands, charges, costs, and expenses, including, without limitation, attorneys' fees, known or unknown, accruing or arising before the Effective Date, whether based in contract or tort, statutory or common law, of every kind and nature whatsoever relating to the Lease, or that were raised or which could have been raised in the Lawsuit to the extent such are related to or arise from the Lease.

8. The State agrees to dismiss the Lawsuit with prejudice as to Assignor within ten (10) days from the Effective Date of this Assignment.

9. The Parties agree that, as of the Effective Date, the following provisions of the Lease are hereby terminated in their entirety and shall no longer be legally binding or enforceable:

a. Section 5.04;
b. The restriction that no mining may occur during antelope and mule deer centerfire rifle hunting season (Section 5.06(1));
c. The restriction that no mining operations may occur other than between dawn and dusk (Section 5.06(2);
d. The restriction that there shall be no lights at night other than those reasonably necessary for security and safety (Section 5.06(4));
e. Section 6.06;
f. Section 10.5;
g. Exhibit E to the Lease (Preference Right Agreement); and
h. Any other restriction on alienability.

10. Any notice which may or shall be given under the terms of the Lease or this Assignment shall be in writing and shall either be delivered by hand, by facsimile, or sent by United States Certified Mail, return receipt requested, adequate postage prepaid, if for the State, to the Notice Address stated in the Lease; or if for Assignee, to the attention of Texas Rare Earth Resources Corp., P.O. Box 539, 539 West El Paso Street, Sierra Blanca, TX 79851. Either party's address may be changed from time to time by such party by giving notice as provided above, except that the Premises may not be used by Assignee as the sole notice address. No change of address of either party shall be binding on the other party until notice of such change of address is given as herein provided. A post office receipt for registration of such notice or signed return receipt shall be conclusive that such notice was delivered in due course of mail if mailed as provided above.

11. Except as otherwise specifically provided herein, all of the terms and provisions of the Lease shall remain in full force and effect during the Assignment Period. All defined terms used herein shall have the same meaning as when used in the Lease unless otherwise indicated herein.

12. The Parties' duly authorized representatives expressly warrant and represent that each of them: (a) is legally competent to execute this Assignment; (b) has read and fully understands this Assignment; (c) is duly authorized to execute this Assignment on behalf of the Party they represent; and (d) is duly authorized to bind the Party they represent to the terms and conditions contained in this Assignment; and (e) has obtained all corporate approvals necessary to enter into this Assignment.

13. In the event any provision of this Assignment is more restrictive than any administrative rule promulgated by the General Land Office and/or the School Land Board, this Assignment shall control.

EXECUTED in multiple counterparts, each of which shall have the effect of an original.

[Signature begin on next page]

Assignor: ***Southwest Range and Wildlife Foundation, a Texas non-profit corporation***

On this day George Fore, the Authorized Representative of Southwest Range and Wildlife Foundation, Inc., appeared in person before me, a Notary Public, who knows the Affiant to be the person whose signature appears on this document. According to the Affiant's statements under oath, the Affiant expressly warrants and represents that the Affiant: (a) is legally competent to execute this Assignment; (b) has read and fully understands this Assignment; (c) is duly authorized to execute this Assignment on behalf of Southwest Range and Wildlife Foundation, Inc.; (d) is duly authorized to bind Southwest Range and Wildlife Foundation, Inc. to the terms and conditions contained in this Assignment; and (e) has obtained all corporate approvals that are necessary for Southwest Range and Wildlife Foundation, Inc. to enter into this Assignment.

By: ______________________________

Printed Name and Title: George Fore, President and Executive Director

Date: ______________________________

Acknowledgment of Assignor's Signature

STATE OF __________ §
§
COUNTY OF __________ §

This instrument was acknowledged before me, the undersigned authority, on the ________ day of March, 2013, by George Fore, President and Executive Director of Southwest Range and Wildlife Foundation, Inc.

____
Notary Public

My commission expires: ____________

APPROVED AS TO FORM:

By: ______________________________
Frank M. Reilly, as counsel to Assignor

[Signature continue on next page]

Assignee: ***Texas Rare Earth Resources Corp., a Delaware corporation***

By:

____
Authorized officer

Printed Name & Title: Daniel E. Gorski, President

____
Date of Signature

Acknowledgment of Assignee's Signature

STATE OF ____________ §
§
COUNTY OF ____________ §

This instrument was acknowledged before me, the undersigned authority, on the ________ day of March, 2013, by Daniel E. Gorski, President of Texas Rare Earth Resources Corp.

____
Notary Public

My commission expires: ____________

[Signature continue on next page]

THE UNDERSIGNED, as Lessor in the above-described Lease, subject to the conditions contained herein, does hereby consent to the assignment of the said instrument.

IN TESTIMONY WHEREOF, witness my hand and the Seal of Office.

THE STATE OF TEXAS

By: ______________________

JERRY E. PATTERSON
Commissioner, General Land Office
Chairman, School Land Board

Date: ______________________

APPROVED:

Contents: __________

Legal: __________

Deputy: __________

Gen. Counsel __________

Executive: __________

EXHIBIT B

Certificate of Nonforeign Status

Section 1445 of the Internal Revenue Code of 1986, as amended, provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. For U.S. tax purposes (including section 1445), the owner of a disregarded entity (which has legal title to a U.S. real property interest under local law) will be the transferor of the property and not the disregarded entity. To inform Texas Rare Earth Resources Corp. that withholding of tax is not required upon the disposition of a U.S. real property interest by Southwest Range & Wildlife Foundation, a Texas non-profit corporation ("Transferor"), the undersigned hereby certifies the following on behalf of Transferor:

1. Transferor is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

2. Transferor is not a disregarded entity as defined in §1.1445-2(b)(2)(iii) of the Income Tax Regulations;

3. Transferor's U.S. employer identification number is 74-2650744; and

4. Transferor's office address is P.O Box 4037, Horseshoe Bay, Texas 78657.

Transferor understands that this certification may be disclosed to the Internal Revenue Service by the transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

____
George Fore, President and Executive Director

STATE OF TEXAS §
§
COUNTY OF __________ §

This instrument was acknowledged before me on the _____ day of March 2013, by George Fore, President and Executive Director of Southwest Range & Wildlife Foundation, on behalf of said corporation.

____
Notary Public, State of Texas
[Seal]
Printed Name of Notary and
Commission Expiration Date:

____

EXHIBIT C

Certificate Registration Instructions:	Certificate Delivery Instructions:
Southwest Range & Wildlife Foundation, Inc. *Name*	Southwest Range & Wildlife Foundation, Inc. *Name*
N/A *Account reference, if applicable*	N/A *Account reference, if applicable*
P.O. Box 4037, Horseshoe Bay, TX 78657 *Address*	P.O. Box 4037, Horseshoe Bay, TX 78657 *Address*
Register in two certs – 100,000 and 963,830, respectively	Susan Potts - 512-469-7474 *Telephone Number and Contact Name*

EXHIBIT D

Certification

Texas Rare Earth Resources Corp. hereby certifies that the statements made in the foregoing "AGREEMENT BETWEEN TEXAS RARE EARTH RESOURCES CORP. AND SOUTHWEST RANGE & WILDLIFE FOUNDATION" are true and correct, and acknowledges that Southwest Range & Wildlife Foundation, Inc. is relying upon such statements in the transaction set forth in the Agreement.

Texas Rare Earth Resources Corp.

____

Daniel E. Gorski, President

STATE OF TEXAS §
§
COUNTY OF __________ §

This instrument was acknowledged before me on the _____ day of March 2013, by Daniel E. Gorski, President of Texas Rare Earth Resources Corp., on behalf of said corporation.

____

Notary Public, State of Texas
[Seal]
Printed Name of Notary and
Commission Expiration Date:

____

EXHIBIT E

CERTIFICATE OF RESOLUTION
OF SOUTHWEST RANGE & WILDLIFE FOUNDATION, INC.

BEFORE ME, the undersigned authority, personally appeared Susan E. Potts, a person known to me, as secretary of the Southwest Range & Wildlife Foundation, Inc., who upon her oath, stated as follows:

"On February 22, 2013, pursuant to the Texas Business Organizations Code, the Texas Non-Profit Corporation Act and the corporation's bylaws, all of the directors of Southwest Range & Wildlife Foundation, Inc., a Texas non-profit corporation (the "Corporation"), met in a special meeting of the board of directors of the Corporation duly called and held to act upon matters necessary or appropriate for the Corporation.

"The board of directors unanimously passed a resolution authorizing George Fore, president and executive director of the Corporation, to enter into both an agreement to assign, and to execute an assignment of, Surface Lease SL 20040002, for certain land in Hudspeth County, Texas, leased from the State of Texas, with and to Texas Rare Earth Resources Corp., as well as all other instruments that such officer deems necessary or appropriate in connection with the consummation of the agreement and assignment, such agreement, assignment and other instruments being in such forms as approved by the Corporation's legal counsel."

"I hereby certify the above information is correct and accurately reflects the records of the Southwest Range and Wildlife Foundation."

____
Susan E. Potts, Secretary

SWORN AND SUBSCRIBED by Susan E. Potts, Secretary of the Southwest Range & Wildlife Foundation, Inc., on this ____ day of March, 2013, to certify which witness my hand and official seal of office.

____
Notary Public
in and for the State of Texas

____
Notary's Commission Expires

EXHIBIT F

SECRETARY'S CERTIFICATE
TEXAS RARE EARTH RESOURCES CORP.

March •, 2013

The undersigned being the Corporate Secretary of Texas Rare Earth Resources Corp., a corporation organized under the Laws of the State of Delaware (the "Company"), hereby certifies, in his capacity as Corporate Secretary of the Company and on its behalf and without any personal liability, to the following in connection with that certain Lease Assignment Agreement, dated as of March •, 2013 (the "Agreement"), by and between the Company and Southwest Range & Wildlife Foundation, a Texas non-profit corporation (the "Foundation"):

1. On February 15, 2013, at a duly called and constituted meeting of the Board of Directors of the Company (the "Board"), the Board duly passed resolutions approving and authorizing the Agreement, acceptance of the assignment of certain leases from the Foundation to the Company under the Agreement, the payment of $500,000 cash, the issuance of $500,000 worth of shares of the Company's common stock at a price of $0.47 per share, and ten (10) payments to the Foundation of $45,000 each, with the first such payment due on or before June 1, 2013, and the nine (9) subsequent payments due on or before June 1 of each of the following years, for the Foundation's use for any natural resource conservation purposes within the Rio Grande River basin, and duly authorized any one officer of the Company to execute the Agreement in substantially the form as discussed with the Board and to undertake all such actions as the officer considers necessary to fulfill the resolutions of the Board and the Company's obligations under the Agreement. The resolutions were duly adopted by the Company's Board of Directors pursuant to the Company's bylaws and Delaware law. As of the date hereof, the resolutions have not been amended, modified or revoked and are in full force and effect.

2. The Company's chief executive officer is authorized to execute the Agreement on behalf of the company.

(Signature page follows.)

IN WITNESS WHEREOF, the undersigned has executed this Secretary's Certificate as of the date first set forth above.

By:________________________________
Jason K. Brenkert, Corporate Secretary